UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): November 4, 2008

                               GRAPHON CORPORATION
             (Exact name of Registrant as specified in its charter)

       Delaware                    0-21683                    13-3899021
      (State of            (Commission File No.)            (IRS Employer
    incorporation)                                       Identification No.)

                          5400 Soquel Avenue, Suite A-2
                          Santa Cruz, California 95062
                    (Address of principal executive offices)

                  Registrant's telephone number: (800) 472-7466

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

      On November 4, 2008, we issued a press release announcing our financial results for the three and nine-month periods ended September 30, 2008. A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired - None
(b) Pro Forma Financial Information - None
(c) Shell Company Transactions - None
(d) Exhibits:


       Exhibit No.         Description
       ----------------    ----------------------------------------
       99.1                Press release issued on November 4, 2008





                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  November 7, 2008

                                    GRAPHON CORPORATION


                                    By:  /s/ William Swain
                                         -----------------
                                    Name: William Swain
                                    Title: Chief Financial Officer